April 13, 2020

Dear Shareholder,
I’m writing to bring your attention to the work of The Parking REIT management and Board of Directors over the recent months.  We continue to focus on managing our portfolio of parking assets, exploring options to provide liquidity to our shareholders, and preparing for the fallout from the COVID-19 pandemic.
2019 Results
In 2019, we saw strong operating performance across our portfolio of parking investments, while costs weighed on the company’s performance.  Revenues were $22.8 million in 2019, compared to $22.1 million in 2018.  Increases in general and administrative expenses and professional fees are a drag on the company’s operating results.  The company faces significant legal expenses related to pending lawsuits, an SEC investigation, and legal and consulting fees in connection with our exploration of potential strategic alternatives to provide liquidity to stockholders.  As a result, professional fees were $8.5 million in 2019, compared to $3.6 million in 2018.  Increases in directors & officers liability insurance premiums added approximately $2.0 million to our general and administrative expenses in 2019.  The increasing expenses and general economic conditions are expected to prohibit The Parking REIT management and board of directors from considering a reinstatement of common stock and preferred stock distributions for the foreseeable future.
1099s
The company paid no common stock distributions in 2019, therefore no 1099s were sent to our common shareholders.  Preferred stockholders did receive 1099s for 2019.
Liquidity Event
Management and the board understand that many shareholders are eager for the company to complete a liquidity event.  In the past, management and the board pursued listing the company’s common shares on a national stock exchange.  That option for providing liquidity is not currently viable.  In mid-2019, the company engaged financial and legal advisors and began to explore a broad range of potential strategic alternatives, including potential sales of assets, a potential sale of the company or a portion thereof, a potential strategic business combination or a potential liquidation.  The full exploration of liquidity options can take considerable time to complete.  The work toward a liquidity event continues, however there can be no assurance that the company will cause a liquidity event to occur in the near future or at all.    If terms on a liquidity transaction are reached, we will make an announcement, and our shareholders will have an opportunity to vote on the transaction, depending on how the transaction is structured.
COVID-19
We are monitoring the COVID-19 pandemic very closely, and are taking measures to shore up the business in response.  Many state and local governments are currently restricting public gatherings or requiring people to shelter in place, which has in some cases eliminated or severely reduced the demand for parking.  We are in preliminary discussions with some of our tenants and currently expect to grant relief to some of our tenants to defer rent payments as a result of their estimated lost revenues from the current COVID-19 pandemic; however, there can be no assurance we will reach an agreement with any tenant or if an agreement is reached, that any such tenant will be able to repay any such deferred rent in the future.  We also expect that the amount of percentage rents that we collect will be significantly reduced in the near- to medium-term as a result of the pandemic.
Preferred Distributions
The board convened on Tuesday, March 24th to take certain actions to address the current and future economic disruption.  Effective immediately, the Board suspended distributions paid on Series A and Series 1 Preferred Stock until further notice.  These unpaid preferred distributions will continue to accrue until such time as they are declared by our Board or otherwise become payable upon a liquidity event.  There can be no assurance as to if or when such distributions will be declared or that a liquidity event will occur.
Share Repurchase Plan
Our share repurchase program was suspended in May 2018, other than with respect to hardship repurchases in connection with a shareholder’s death.  Due to the Company’s need to reserve cash in preparation for fallout from the COVID-19 pandemic, among other factors, the Board voted on Tuesday, March 24th to also suspend hardship repurchases in connection with a shareholder’s death.
For more information about The Parking REIT, including  our published financial results and other public filings, please visit www.TheParkingREIT.com and click Recent Filings.  We will continue to update you as the situation develops.
Sincerely,

Michael V. Shustek
Chairman & CEO

Special Note Regarding Forward-Looking Statements
Certain statements included in this letter that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements. Forward-looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology.

The forward-looking statements included herein are based upon our current expectations, plans, estimates, assumptions and beliefs, which involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: the fact that the Company has a limited operating history, as property operations began in 2016; the fact that the Company has experienced net losses since inception and may continue to experience additional losses; the performance of properties the Company has acquired or may acquire or loans the Company has made or may make that are secured by real property; changes in economic conditions generally and the real estate and debt markets specifically; legislative or regulatory changes, including changes to the laws governing the taxation of real estate investment trusts (“REITs”); the outcome of pending litigation or investigations; potential damage and costs arising from natural disasters, terrorism and other extraordinary events, including extraordinary events affecting parking facilities included in the Company’s portfolio; risks inherent in the real estate business, including ability to secure leases or parking management contracts at favorable terms, tenant defaults, potential liability relating to environmental matters and the lack of liquidity of real estate investments; competitive factors that may limit the Company’s ability to make investments or attract and retain tenants; the Company’s ability to generate sufficient cash flows to pay distributions to the Company’s stockholders; the Company’s failure to maintain status as a REIT; the Company’s ability to successfully integrate pending transactions and implement an operating strategy;  the Company’s ability to list shares of common stock on a national securities exchange or complete another liquidity event; the availability of capital and debt financing generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions, covenants and requirements of that debt;  changes in interest rates; changes to generally accepted accounting principles; the impact on our business and those of our tenants from epidemics, pandemics or other outbreaks of illness, disease or virus (such as the strain of coronavirus known as COVID-19); and potential adverse impacts from changes to the U.S. tax laws.

Any of the assumptions underlying the forward-looking statements included herein could be inaccurate, and undue reliance should not be placed upon any forward-looking statements included herein. All forward-looking statements are made as of the date of this letter, and the risk that actual results will differ materially from the expectations expressed herein will increase with the passage of time. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements made after the date of this letter, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included in this letter, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this letter will be achieved.